Exhibit 10.6

ESCROW AGREEMENT

This Agreement is dated as of the 19th day of June, 2008 among China Networks Media, Ltd., a British Virgin Islands company (the "Company"), Alyst Acquisition Corp., a Delaware corporation ("Alyst"), the Subscribers identified on the signature pages hereto (each a "Subscriber" and collectively "Subscribers"), Chardan Capital Markets, LLC ("Chardan"), and Grushko & Mittman, P.C. (the "Escrow Agent"):

W I T N E S S E T H:

WHEREAS, the Company and Subscribers have entered into or will enter into a Purchase Agreement calling for the sale by the Company to the Subscribers of notes ("Notes") and the Company's Class A Preferred Shares for an aggregate purchase price of up to $30,000,000 in the amounts set forth on the signature pages hereto; and

WHEREAS, the parties hereto require the Company to deliver the Notes and Class A Preferred Shares against payment therefor, with such Notes, Class A Preferred Shares and the purchase price to be delivered to the Escrow Agent, along with the other documents, instruments and payments hereinafter described, to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

NOW THEREFORE, the parties agree as follows:

ARTICLE I

INTERPRETATION

1.1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given to such terms in the Purchase Agreement. Whenever used in this Agreement, the following terms shall have the following respective meanings:

- "Agreement" means this Agreement and all amendments made hereto and thereto by written agreement between the parties;
- "Broker's Fees" shall mean the cash fee payable to Chardan described in Section 8(j) of the Purchase Agreement;
- "Closing Date" shall have the meaning set forth in Section 1(d) of the Purchase Agreement;
- "Collateral Agent Agreement" shall have the meaning set forth in Section 6(e)(x) of the Purchase Agreement and form of which are annexed to the Purchase Agreement as Exhibit J thereto;
- "Collateral Agent Fee" shall mean the $7,500 fee payable to the Collateral Agent as described in Section 11(g) of the Collateral Agent Agreement;

- "Company Documents" means the following (each of which if requiring execution or signature, is so executed or signed on behalf of all of the parties thereto other than the Subscriber, or in the case of the Merger Agreement, has been delivered by the parties thereto accompanied by executed signature pages to be held pursuant to the terms hereof):

  a) Collateral Agent Agreement;
  b) Merger Agreement;
  c) Notes;
  d) Pledge Agreement;
  e) Pledged Stock;
  f) Purchase Agreement;
  g) Registration Rights Agreement;
  h) Shares;
  i) TransAsia Lawyers Certificate; and
  j) The agreements described in Sections 6(e)(xi) and (xii) of the Purchase Agreement.

- "Escrowed Payment" means an aggregate cash payment of up to $30,000,000 which is also referred to as the Purchase Price;

- "Legal Fees" shall mean those fees set forth in Section 8(j) of the Purchase Agreement;

- "Legal Opinions" means the signed legal opinions referred to in Sections 6(e)(vii), (viii) and (ix) of the Purchase Agreement to be delivered by Loeb Loeb LLP, Maples & Calder, and TransAsia Lawyers, forms of which are annexed to the Purchase Agreement, respectively, as Exhibits G, H & I;

- "Merger Agreement" means the Agreement and Plan of Merger between the Company and Alyst referred to in Section 6(e)(xiii) of the Purchase Agreement;

- "Notes" shall have the meaning set forth in the Purchase Agreement;

- "Pledge Agreement" shall have the meaning set forth in Section 6(e)(v) of the Purchase Agreement and form of which are annexed to the Purchase Agreement as Exhibit E thereto;

- "Pledged Stock" shall have the meaning attributed thereto in the Pledge Agreement and described on Schedule II thereto;

- "Purchase Price" shall mean up to $30,000,000, which is the maximum aggregate payment by Subscribers for the Notes and Shares to be issued;

- "Purchase Agreement" shall mean the Purchase Agreement entered into or to be entered into by the Company and Subscribers in reference to the sale and purchase of the Notes and Shares, the schedules and exhibits thereto ;

- "Registration Rights Agreement" shall have the meaning set forth in Section 6(e)(iv) of the Purchase Agreement and form of which are annexed to the Purchase Agreement as Exhibit D thereto;

- "Shares" shall mean the Company's Class A Preferred Shares, $0.0005 par value per share described in the Recital A to the Purchase Agreement and on Schedule I thereto;

- "Subscriber Documents" means the following (each of which if requiring execution or signature, is so executed or signed on behalf of the Subscribers):

  a) Collateral Agent Agreement;
  b) Pledge Agreement;
  c) Purchase Agreement; and
  d) Registration Rights Agreement.

- "TransAsia Lawyers Certificate" means an executed certificate in the form of Exhibit A hereto.

1.2. Entire Agreement. This Agreement along with the Company Documents and the Subscriber Documents constitute the entire agreement between the parties hereto pertaining to the Company Documents and Subscriber Documents and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement, the Company Documents and the Subscriber Documents.

1.3. Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word "person" includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

1.4. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

1.5. Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.6. Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

1.7. Specific Enforcement, Consent to Jurisdiction. The Company, Alyst and each Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injuction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 1.6 hereof, each of the Company, Alyst and the Subscribers hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

ARTICLE II

DELIVERIES TO THE ESCROW AGENT

2.1. Company Deliveries. On or before the Closing Date, the Company shall deliver the Company Documents to the Escrow Agent.

2.2. Subscriber Deliveries. On or before the Closing Date, each Subscriber shall deliver to the Escrow Agent such Subscriber's portion of the Purchase Price, and Subscriber Documents. The Escrowed Payment will be delivered pursuant to the following wire transfer instructions:

Citibank, N.A.
1155 6th Avenue
New York, NY 10036, USA
ABA Number: 0210-00089
For Credit to: Grushko & Mittman, IOLA Trust Account
For the benefit of China Networks Media, Ltd.
Account Number: 9940789188

2.3. Intention to Create Escrow Over Company Documents and Subscriber Documents. The Subscriber, Alyst and Company intend that the Company Documents and Subscriber Documents shall be held in escrow by the Escrow Agent pursuant to this Agreement for their benefit as set forth herein.

2.4. Escrow Agent to Deliver Company Documents and Subscriber Documents. The Escrow Agent shall hold and release the Company Documents and Subscriber Documents only in accordance with the terms and conditions of this Agreement.

2.5. **Chardan Waiver. Anything hereto to the contrary notwithstanding, Chardan may waive on behalf of the Company, Alyst and Subscribers delivery of the Shares prior to the Closing Date.**

ARTICLE III

RELEASE OF COMPANY DOCUMENTS AND SUBSCRIBER DOCUMENTS

3.1. Release of Escrow. Subject to the provisions of Section 4.2, the Escrow Agent shall release the Company Documents and Subscriber Documents as follows:

(a) Provided the Escrow Agent has received on or before August 1, 2008, all of the Company Documents, Subscriber Documents, and if applicable, the Waiver described in Section 2.5

above, then on the Closing Date, the Escrow Agent will simultaneously release the Company Documents to the Subscriber, and release the Subscriber Documents and the Purchase Price to the Company except that:

(i) one-half of the Broker's Fee will be released to Chardan;

(ii) the Collateral Agent Fee, Pledged Stock and a copy of the Pledge Agreement and Collateral Agent Agreement will be released to the Collateral Agent; and

(iii) Legal Fees and other expenses described in Section 8(j) of the Purchase Agreement and other fees and expenses incurred by the Company in connection with the Closing will be released to the payees thereof.

(b) Upon the earlier to occur of (I) fourteen days after receipt by the Escrow Agent of one or more TransAsia Lawyers Certificates indicating thereon the issuance of the Business Licenses for the Yellow River Joint Ventures and Kunming Joint Ventures and delivery of executed copies of the Yellow River Transaction Agreements and Kunming Transaction Agreements, and (II) the mutual agreement of the Company and Alyst regarding such release, the Escrow Agent will release the Merger Agreement to the Company, Alyst and the Subscribers. In the event such release shall not have occurred on or before August 15, 2008, then the Merger Agreement with the accompanying signature page will be returned to Alyst or the Company (as appropriate).

(c) In the event all of the Company Documents (and/or the Waiver described in Section 2.5 above) and all the Subscriber Documents have not been received by the Escrow Agent on or before August 1, 2008, then the Escrow Agent shall return the Company Documents to the Company, the Subscriber Documents will be returned to the Subscribers, and the portion of the Purchase Price deposited by each Subscriber will be returned to each such Subscriber with interest accrued thereon, subject to Section 5.3 herein.

(d) The Company covenants and agrees that upon receipt by the Company of notice of the issuance of the Business Licenses for the Yellow River Joint Ventures and Kunming Joint Ventures and the delivery of executed copies of the Yellow River Transaction Agreements and Kunming Transaction Agreements, the Company will promptly request Transasia Lawyers to issue the Transasia Lawyers Certificate certifying the issuance of such Business Licenses and the delivery of such executed documents.

(e) All funds to be delivered to the Company shall be delivered pursuant to the wire instructions set forth on Exhibit B hereto. The Company Documents and Subscriber Documents will be released promptly after the conditions for release have been satisfied.

(f) Notwithstanding the above, upon receipt by the Escrow Agent of joint written instructions ("Joint Instructions") signed by the Company and each Subscriber and/or Alyst, if affected thereby, it shall deliver the Company Documents and Subscriber Documents in accordance with the terms of the Joint Instructions.

(g) Notwithstanding the above, upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a "Court Order"), the Escrow Agent shall deliver the Company Documents and Subscriber Documents in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.

(h) The Escrow Agent may make a condition of the release of any funds pursuant to this Agreement that such funds be delivered to a United States licensed banking institution domiciled in the United States or a member of the American Bankers Association.

3.2. Acknowledgement of Company and Subscriber; Disputes. The Company, Alyst and each Subscriber acknowledge that the only terms and conditions upon which the Company Documents and Subscriber Documents are to be released are set forth in Sections 3 and 4 of this Agreement. The Company and the Subscriber reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Company Documents and Subscriber Documents. Any dispute with respect to the release of the Company Documents and Subscriber Documents shall be resolved pursuant to Section 4.2 or by agreement between the Company, Alyst and Subscriber.

ARTICLE IV

CONCERNING THE ESCROW AGENT

4.1. Duties and Responsibilities of the Escrow Agent. The Escrow Agent's duties and responsibilities shall be subject to the following terms and conditions:

(a) The Subscriber, Company and Alyst acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either the Subscriber or Company is entitled to receipt of the Company Documents and Subscriber Documents pursuant to, any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (iv) may assume that any person believed by the Escrow Agent in good faith to be authorized to give notice or make any statement or execute any document in connection with the provisions hereof is so authorized; (v) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vi) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

(b) The Subscriber, Company and Alyst acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. The Subscriber and Company, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent's partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent's part committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to the Subscriber, Company and Alyst under this Agreement and to no other person.

(c) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) days prior written notice of resignation to the Subscriber and the Company. Prior to the effective date of the resignation as specified in such notice, the Subscriber and Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Company Documents and Subscriber Documents to

a substitute Escrow Agent selected by the Subscriber and Company. If no successor Escrow Agent is named by the Subscriber and Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit the Company Documents and Subscriber Documents with the clerk of any such court.

(d) The Escrow Agent does not have and will not have any interest in the Company Documents and Subscriber Documents, but is serving only as escrow agent, having only possession thereof. The Escrow Agent shall not be liable for any loss resulting from the making or retention of any investment in accordance with this Escrow Agreement.

(e) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

(f) The Escrow Agent shall be permitted to act as counsel for the Subscriber or Chardan in any dispute as to the disposition of the Company Documents and Subscriber Documents, in any other dispute between the Subscriber and Company, whether or not the Escrow Agent is then holding the Company Documents and Subscriber Documents and continues to act as the Escrow Agent hereunder.

(g) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

4.2. Dispute Resolution: Judgments. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

(a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Company Documents and Subscriber Documents, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Company Documents and Subscriber Documents pending receipt of Joint Instructions, or (ii) deposit the Company Documents and Subscriber Documents with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Subscriber and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to Alyst this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Company Documents and Subscriber Documents. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

(b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Subscriber, Alyst and Company or to any other person, firm, corporation or entity by reason of such compliance.

ARTICLE V

GENERAL MATTERS

5.1. Termination. This escrow shall terminate upon the release of all of the Company Documents and Subscriber Documents or at any time upon the agreement in writing of the Subscriber and Company.

5.2. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the fifth business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(a) If to the Company, to:

China Networks Media, Ltd.
Suite A-16E, Oriental Kenzo
No. 48, Dongzhimenwai Avenue
Dongcheng District, Beijing, China
Attention: Li Shuangqing
Facsimile No.: (86)-010-84477246
Telephone No.: (86)-010-84549851

With a copy by fax only to:

Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
Attn: Mitchell S. Nussbaum, Esq.
Fax: (212) 202-7829

(b) If to Alyst:

Alyst Acquisition Corp.
233 East 69th Street, #6J
New York, New York 10021
Attention: Michael Weksel
Facsimile No.: 212-918-1598
Telephone No.: 646-290-6104

With a copy to:

McDermott Will & Emery
340 Madison Ave
New York, New York 10173
Attention: Todd Finger
Facsimile No.: 212-547-5444
Telephone No.: 212-547-5400

(c) If to the Subscribers, to: the addresses and fax numbers listed on Schedule A hereto

(d) If to the Escrow Agent, to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Fax: 212-697-3575

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

5.3. Interest. The Escrowed Payment will be held in an interest bearing account. Any interest earned in connection therewith will be payable to the Company if a Closing occurs. If a Closing does not occur, then the interest accrued on each Subscriber's portion of the Purchase Price will be paid to each such Subscriber. For tax reporting purposes, the Company shall provide either a Form W-8BEN or a taxpayer ID number which will be provided to the bank at which the Purchase Price is deposited. If payable to Subscribers, interest will be paid only to Subscribers who provide a valid United States taxpayer identification number. If for any reason interest is not payable to the Company or any Subscriber, the Escrow Agent is instructed to deliver such unpaid interest to the New York State Client Protection Fund. The Company and Subscribers agree to provide to the Escrow Agent all forms, documents and information reasonably requested by Escrow Agent in order to comply with all applicable laws, rules and regulations.

5.4. Escrow Agent Fee. The Escrow Agent will be paid a fee of $7,500 by the Company in connection with the Escrow Agent's agreement to act as Escrow Agent hereunder.

5.5. Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

5.6. Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

5.7. Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission and delivered by facsimile transmission.

OMNIBUS INVESTOR SIGNATURE PAGE TO ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

ATLAS MASTER FUND, LTD.
[Print Name of Investor]

[Signature]

Name: Scott Schroeder
Title: Director

Purchase Price: $3,000,000

Note Principal: $2,998,950

Class A Preferred Shares: 105,000

Address:
c/o Balyasny Asset Management LP
135 East 57th Street, 27th Floor
New York, NY 10022
Fax No.: **(212) 801-2301**
Email: **pbrinberg@bamfunds.com**
Taxpayer ID# (if applicable): **98-0415353**

OMNIBUS INVESTOR SIGNATURE PAGE TO ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

BDS CAPITAL FUND I, LLC
[Print Name of Investor]

[Signature]

Name: Brian Rubenstein
Title: Managing Director

Address:
80 Cuttermill Road
Great Neck, New York 11201
Email: **brian@bdscapital.com**
Taxpayer ID# (if applicable):

Purchase Price: $1,250,000

Note Principal: $1,249,562.50

Class A Preferred Shares: 43,750

(R)

OMNIBUS INVESTOR SIGNATURE PAGE TO ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

NICOLE KUBIN
[Print Name of Investor]

[Signature]

Name: NICOLE KUBIN
Title:

Purchase Price: $250,000

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Address:
c/o Sapphire Venture Partners
680 Fifth Avenue, 9th Floor
New York, NY 10019
Fax No.: **(212) 931-5206**
Taxpayer ID# (if applicable): **078-38-4185**

(R)

OMNIBUS INVESTOR SIGNATURE PAGE TO
ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

ALPHA CAPITAL ANSTALT
[Print Name of Investor]

[Signature]

Name: Konrad Ackerman
Title: Director

Purchase Price: $1,000,000

Note Principal: $999,650

Class A Preferred Shares: 35,000

Address:
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax No.: 011-42-32323196
Taxpayer ID# (if applicable):

(R)

OMNIBUS INVESTOR SIGNATURE PAGE TO ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

AME CAPITAL GROUP
[Print Name of Investor]

[Signature]

Name: Avi Schron
Title: Managing Member

Address:
45 Broadway, 24th Floor
New York, New York 10004
Fax No.: **(646) 723-3777**
Taxpayer ID# (if applicable): **200-151-545**

Purchase Price: $250,000

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

(R)

OMNIBUS INVESTOR SIGNATURE PAGE TO ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

CAMELM COMPANY
[Print Name of Investor]

Purchase Price: $250,000

____
[Signature]

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Name: Avi Schron
Title:______________________________

Address:
45 Broadway, 24th Floor
New York, New York 10004
Fax No.: **(646) 723-3777**
Taxpayer ID# (if applicable): **133-928-384**

OMNIBUS INVESTOR SIGNATURE PAGE TO ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

JLF PARTNERS I, LP
[Print Name of Investor]

Amount Invested: $1,150,000.00

[Signature]

Note Principal: $1,149,598.00

Class A Preferred Shares: 40,250

Name: Hien Tran
Title: CFO

Address:
c/o JLF Asset Management, LLC
2775 Via De La Valle, Suite 204
Del Mar, CA 92014
Fax No.: **(858) 259-3449**
Taxpayer ID# (if applicable): 13-4043496

(R)

**OMNIBUS INVESTOR SIGNATURE PAGE TO
ESCROW AGREEMENT**

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

JLF PARTNERS II, LP
[Print Name of Investor]

Amount Invested: $250,000.00

[signature]
[Signature]

Note Principal: $249,913.00

Name: Hsin Tran
Title: CFO

Class A Preferred Shares: 8,750

Address:
c/o JLF Asset Management, LLC
2775 Via De La Valle, Suite 204
Del Mar, CA 92014
Fax No.: **(858) 259-3449**
Taxpayer ID# (if applicable): 13-4043497

(R)

OMNIBUS INVESTOR SIGNATURE PAGE TO
ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

JLF OFFSHORE FUND, LTD.
[Print Name of Investor]

Amount Invested: $1,600,000

____
[Signature]

Note Principal: $1,599,440.00

Name: Ibien Tan
Title: CFO

Class A Preferred Shares: 56,000

Address:
c/o JLF Asset Management, LLC
2775 Via De La Valle, Suite 204
Del Mar, CA 92014
Fax No.: **(858) 259-3449**
Taxpayer ID# (if applicable):

(R)

OMNIBUS INVESTOR SIGNATURE PAGE TO ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

MLR CAPITAL OFFSHORE MASTER FUND, LTD.
[Print Name of Investor]

Ryan Rapp
[Signature]

Name: Ryan Rapp
Title: Partner and Portfolio Manager

Purchase Price: $1,000,000

Note Principal: $999,650

Class A Preferred Shares: 35,000

Address:
c/o MLR Capital Management, LLC
909 Third Avenue, Suite 2918
New York, NY 10022
Fax No.: **(212) 350-4044**
Email: **rrapp@mlrcapital.com**
Taxpayer ID# (if applicable): **98-0490945**

(R)

OMNIBUS INVESTOR SIGNATURE PAGE TO
ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

KATA, LTD
[Print Name of Investor]

Ryan Rapp
[Signature]

Name: Ryan Rapp
Title: Partner and Portfolio Manager

Address:
c/o MLR Capital Management, LLC
909 Third Avenue, Suite 2918
New York, NY 10022
Fax No.: **(212) 350-4044**
Email: **rrapp@mlrcapital.com**
Taxpayer ID# (if applicable): **20-8132048**

Purchase Price: $1,000,000

Note Principal: $999,650

Class A Preferred Shares: 35,000

(R)

OMNIBUS INVESTOR SIGNATURE PAGE TO ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

CHARDAN SPAC ASSET MANAGEMENT LLC By: SSJK Management, LLC

[Signature]

Name: Steven Oliveira
Title: Managing Member

Address:
18 Fieldstone Ct.
New York, NY 10956
Fax No.: **(845) 709-6065**
Taxpayer ID# (if applicable): **26-2026583**

Purchase Price: $1,500,000

Note Principal: $1,499,475

Class A Preferred Shares: 52,500

OMNIBUS INVESTOR SIGNATURE PAGE TO
ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

XEL INC.
[Print Name of Investor]
ALEXANDER POMPER
____
[Signature]

Name: ALEXANDER POMPER__________
TITLE PRES.

Purchase Price: $250,000

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Address:
19 Janes Lane
Lloyd Harbor, New York
Fax No.: (631) 425-2722
Email: darllexx@aol.com
Taxpayer ID# (if applicable):

(R)

OMNIBUS INVESTOR SIGNATURE PAGE TO ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

BRIO CAPITAL L.P.
[Print Name of Investor]

[Signature]

Name: SHAYE HIRSCH
Title: MANAGER OF GEN. PARTNER

Purchase Price: $250,000

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Address:
401 East 34th Street, Suite 33C
New York, New York 10016
Fax No.: **(646) 390-2158**
Email: **shaye@briocapital.com**
Taxpayer ID# (if applicable): **74-3155216**

(R

OMNIBUS INVESTOR SIGNATURE PAGE TO ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

BEECHWOOD CAPITAL GROUP L.L.C.
[Print Name of Investor]

[Signature]

Name: Mark Feuer
Title:

Purchase Price: $750,000

Note Principal: $749,737.50

Class A Preferred Shares: 26,250

Address:
1 **Beechwood Drive**
Lawrence, New York 11559
Fax No.: **(516) 371-1517**
Email: **mmfeuer@gmail.com**
Taxpayer ID# (if applicable): **26-2690918**

LR

OMNIBUS INVESTOR SIGNATURE PAGE TO ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

DIAMOND STREET EQUITIES LLC
[Print Name of Investor]

[Signature]

Name: Mel E. Lifshitz
Title: Managing Member

Purchase Price: $250,000

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Address:
10 East 40th Street, 22nd Floor
New York, NY 10016
Attn: Mel Lifshitz
Fax No.: **(212) 779-3218**
Taxpayer ID# (if applicable): **26-1655353**

(R)

OMNIBUS INVESTOR SIGNATURE PAGE TO
ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

EZRA BIRNBAUM
[Print Name of Investor]

[Signature]

Name: EZRA BIRNBAUM
Title: ______________

Purchase Price: $250,000

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Address:
25 Rosalind Place
Lawrence, NY 11559
Fax No.: **(212) 217-0855**
Taxpayer ID# (if applicable): **098-62-5140**

(R)

OMNIBUS INVESTOR SIGNATURE PAGE TO ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

CHINA PRIVATE EQUITY PARTNERS CO. LTD.
[Print Name of Investor]

Edward James Hahn
[Signature]

Name: Edward James Hahn
Title: authorized signatory

Purchase Price: $250,000

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Address:
P.O. Box 735
Alpine, New Jersey 07620
Fax No.: (201) 750-9375
Taxpayer ID# (if applicable):

(R)

OMNIBUS INVESTOR SIGNATURE PAGE TO
ESCROW AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Escrow Agreement to which this signature page is attached and agrees to be bound by the Escrow Agreement on the date set forth on the first page of the Escrow Agreement. This counterpart signature page, together with all counterparts of the Escrow Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Escrow Agreement.

BANTRY BAY VENTURES LLC
[Print Name of Investor]

Purchase Price: $250,000

____
[Signature]

Note Principal: $249,912.50

Name: Eric M. Zachs
Title: Managing Member

Class A Preferred Shares: 8,750

Address:
40 Woodland Street
Hartford, CT 06105
Fax No.: **(860) 727-5780**
Email: **ezachs@bbvllc.com**
Taxpayer ID# (if applicable): **06-1541171**

(Revised)

(R)